                AMENDMENT NO. 2 TO THE JOINT SERVICES AGREEMENT
                         DATED AS OF DECEMBER 15, 1999

          AMONG CANTOR FITZGERALD, L.P., CANTOR FITZGERALD SECURITIES, CANTOR FITZGERALD & CO., CFPH, L.L.C., CANTOR FITZGERALD PARTNERS,
    CANTOR FITZGERALD INTERNATIONAL, CANTOR FITZGERALD GILTS, eSPEED, INC.,
          eSPEED SECURITIES, INC., eSPEED GOVERNMENT SECURITIES, INC., eSPEED MARKETS, INC. AND eSPEED SECURITIES INTERNATIONAL LIMITED

         THIS AMENDMENT No. 2 dated as of July 1, 2000 among Cantor Fitzgerald, L.P., Cantor Fitzgerald Securities, Cantor Fitzgerald & Co., CFPH, L.L.C., Cantor Fitzgerald Partners, Cantor Fitzgerald International, Cantor Fitzgerald Europe (formerly, Cantor Fitzgerald Gilts), eSpeed, Inc., eSpeed Securities, Inc., eSpeed Government Securities, Inc., eSpeed Markets, Inc. and eSpeed International Limited (formerly, eSpeed Securities International Limited) amends the agreement dated as of December 15, 1999 among the parties hereto (the "Joint Services Agreement"). All the terms of the Joint Services Agreement are incorporated herein by reference, except as otherwise stated herein. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Joint Services Agreement.

For good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 4 shall be amended to insert the following as subsection (j), and subsections (j) through (o) shall be renumbered accordingly as (k) through (p):

         "(j) If the Electronic Marketplace is a Collaborative Marketplace and the transactions relate to a Gaming Business, the applicable eSpeed Party shall receive a service fee equal to 25% of the net trading revenue computed on a quarterly basis."

Section 7(f) shall be amended to read as follows:

         "(f) No eSpeed Party shall, directly, indirectly or in connection with a third Person, engage in any activities competitive with a business activity now or hereafter conducted by a Cantor Party or provide or assist any other Person in providing any Cantor Service, other than (i) in collaboration with a Cantor Party pursuant to Section 3 of this Agreement, (ii) with respect to a new Marketplace involving a Financial Product, after CFLP (x) has indicated that it is unable or unwilling to provide such Cantor Service or (y) fails to indicate to the eSpeed Party within the prescribed 30-day period that it does wish to provide such Cantor Service with respect to that Marketplace in accordance with paragraph (d) of this Section 7, (iii) with respect to a new Marketplace involving a Product that is not a Financial Product in accordance with paragraph
(c) or paragraph (e) of this Section 7 or (iv) with respect to an Unrelated Dealer Business, other than a Gaming Business, in which an eSpeed Party develops and operates a fully electronic Marketplace."

         IN WITNESS WHEREOF, the parties have executed or caused this Amendment No. 2 to the Joint Services Agreements to be executed in their respective names by their respective officers thereunto duly authorized, as of the date first written above.

                                          CANTOR FITZGERALD, L.P.

                                          By:  CF Group Management, Inc.,
                                               its Managing General Partner


                                          By: /s/ Howard W. Lutnick
                                              -----------------------------
                                              Name: Howard W. Lutnick

                                              Title: President



                                         CANTOR FITZGERALD SECURITIES
                                         By:  Cantor Fitzgerald, L.P.
                                              its Managing General Partner
                                         By:  CF Group Management, Inc.
                                              its Managing General Partner



                                         By:  /s/ Howard W. Lutnick
                                             ----------------------------
                                              Name: Howard W. Lutnick
                                              Title: President



                                         CANTOR FITZGERALD & CO.
                                         By:  Cantor Fitzgerald Securities
                                              its Managing General Partner
                                         By:  Cantor Fitzgerald, L.P.
                                              its Managing General Partner
                                         By:  CF Group Management, Inc.
                                              its Managing General Partner


                                         By: /s/ Howard W. Lutnick
                                             -----------------------------
                                             Name: Howard W. Lutnick
                                             Title: President

                                         CFPH, L.L.C.



                                         By: /s/ Howard W. Lutnick
                                             -----------------------------
                                             Name: Howard W. Lutnick
                                             Title: President and Chief
                                             Executive Officer



                                         CANTOR FITZGERALD PARTNERS
                                         By: Cantor Fitzgerald Securities
                                             its Managing General Partner
                                         By: Cantor Fitzgerald, L.P.
                                             its Managing General Partner
                                         By: CF Group Management, Inc.
                                             its Managing General Partner



                                         By:  /s/ Howard W. Lutnick
                                              ----------------------------
                                              Name: Howard W. Lutnick
                                              Title: President


                                         CANTOR FITZGERALD INTERNATIONAL



                                         By:  /s/ Howard W. Lutnick
                                              ----------------------------
                                              Name: Howard W. Lutnick
                                              Title: Chairman



                                         CANTOR FITZGERALD EUROPE



                                         By:  /s/ Howard W. Lutnick
                                              ----------------------------
                                              Name: Howard W. Lutnick
                                              Title: Chairman
                                         eSPEED, INC.



                                         By:  /s/ Howard W. Lutnick
                                             -----------------------------
                                             Name: Howard W. Lutnick
                                             Title: Chairman and Chief
                                                    Executive Officer


                                         eSPEED SECURITIES, INC.



                                         By: /s/ Howard W. Lutnick
                                             ------------------------------
                                             Name: Howard W. Lutnick
                                             Title: Chairman and Chief
                                                    Executive Officer

                                         eSPEED GOVERNMENT SECURITIES, INC.



                                         By:  /s/ Howard W. Lutnick
                                              -----------------------------
                                              Name: Howard W. Lutnick
                                              Title: President and Chief
                                                     Executive Officer


                                         eSPEED MARKETS, INC.



                                         By: /s/ Howard W. Lutnick
                                             ------------------------------
                                             Name: Howard W. Lutnick
                                             Title: Chairman and Chief
                                                    Executive Officer



                                         eSPEED INTERNATIONAL LIMITED



                                         By:  /s/ Howard W. Lutnick
                                             -------------------------------
                                              Name: Howard W. Lutnick
                                              Title: Director
                                        4